Prime Series
SNAP® Fund Class Shares
Institutional Class Shares
IllinoisPrimeSM Class Shares

Government Series

Supplement to Prospectuses Dated September 29, 2008

The following information supplements the information contained in the Prospectuses of Prime Series and Government Series (the “Funds”), each a series of PFM Funds, a Virginia business trust (the “Trust”):

The U.S. Treasury Department (the “Treasury”) previously approved the continued participation by each of the Funds of the Trust in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009.  On March 31, 2009, the Treasury announced it was again extending the Program through September 18, 2009.  The Board of Trustees of the Trust has approved, and the Trust has applied for, an extension of the participation by Prime Series in the Program through September 18, 2009.  The Trust did not apply for an extension of the participation by Government Series in the Program. Therefore Government Series’ participation in the Program will cease after April 30, 2009.

Under the Program currently, the Secretary of the Treasury may not extend the Program beyond September 18, 2009.

Additional information about the Program is available at: www.treasury.gov.

The date of this Supplement is April 15, 2009.

Please retain this Supplement for future reference.